Exhibit 23(i)



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Universal Communication Systems, Inc. of our report dated January 12, 2006 appearing in Universal Communication Systems, Inc.'s Form 10-KSB for the fiscal year ended September 30, 2005.



                            /s/ Reuben E. Price & Co.
                                                     ---------------------------
                           REUBEN E. PRICE AND COMPANY


San Francisco, California
November _21st, 2006